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                                                                    EXHIBIT 10.3




                              FIFTH AMENDMENT TO
                         FOURTH AMENDED AND RESTATED
                       LIMITED PARTNERSHIP AGREEMENT OF
                            FIRST INDUSTRIAL, L.P.


        As of August 1, 1997, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Fourth Amended and Restated Limited Partnership Agreement, dated June 6, 1997 (as amended by the first amendment thereto dated June 20, 1997, the second amendment thereto dated June 30, 1997, the third amendment thereto dated July 18, 1997 and the fourth amendment thereto dated July 31, 1997, collectively, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

        Capitalized terms used but not defined in this Fifth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

        1. ADDITIONAL LIMITED PARTNERS. The Persons identified on SCHEDULE 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such SCHEDULE 1. Such persons hereby adopt the Partnership Agreement.

        2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replace by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section
1 hereof.

        3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION
AGREEMENT"), dated June 30, 1997, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and the other parties listed on the signature pages of the Contribution Agreement, certain Protected Amounts are being established for the Additional Limited Partners admitted Pursuant to this Fifth Amendment, which Protected Amounts are reflected on
EXHIBIT 1D attached hereto and shall be incorporated as part of EXHIBIT 1D of the Partnership Agreement.

        4. RATIFICATION. Except as expressly modified by this Fifth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

        [THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK;
                          SIGNATURE PAGE TO FOLLOW]










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        IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                FIRST INDUSTRIAL REALTY TRUST, INC.,
                                as sole general partner of the Partnership



                                By:
                                    -----------------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------










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                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS

GENERAL PARTNER                                          NUMBER OF UNITS
---------------                                          ---------------
First Industrial Realty Trust, Inc.                         30,141,117

LIMITED PARTNERS                                         NUMBER OF UNITS
---------------                                          ---------------
Daniel R. Andrew, TR of the Daniel R.                          137,489
Andrew Trust UA Dec 29 92

Charles T. Andrews                                                 754

BK Columbus Venture                                             24,789

Michael W. Brennan                                               7,587

National Discount Brokers NBD Acct.#                               770
4KB-432690

National Discount Brokers NBD Acct.#                               770
4KB-432708

Henry D. Bullock & Terri D. Bullock                             12,551
TR of the Henry D. & Terri D. Bullock
Trust UA Aug 28 92

Edward Burger                                                    9,261

Jan Burman                                                      18,653

Susan Burman                                                   523,155

Perry C. Caplan                                                  1,388

Charles S. Cook and Shelby H. Cook,                                634
tenants in the entirety

George L. Cramer, Jr.                                            2,262


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LIMITED PARTNERS                             NUMBER OF UNITS
----------------                             ---------------

Michael G. Damone, TR of the Michael G.           144,296
Damone Trust UA Nov 4 69

Robert L. Denton                                    6,286

W. Allen Doane TR of the W. Allen Doane             4,416
Trust UA May 31, 91

Timothy Donohue                                     2,000

Darwin B. Dosch                                     1,388

Charles F. Downs                                    1,508

Danielle Draizin                                    6,538

Heather Draizin                                     6,538

Jason Draizin                                      13,078

Judith Draizin                                    331,742

Joseph Dresner                                    149,531

Ethel Road Associates, a New Jersey limited        29,511
partnership

Farlow Road Associates Limited Partnership          2,751

Fitz & Smith Partnership                            3,410

Fourbur Co., L.L.C.                                27,987

Fourbur Family Co., L.P.                           50,478

Gamma Three Associates Limited Partnership,         3,338
a New Jersey limited partnership

Dennis G. Goodwin and Jeannie L. Goodwin,           6,166
tenants in the entirety

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LIMITED PARTNERS                             NUMBER OF UNITS
----------------                             ---------------

Clay Hamlin & Lynn Hamlin JT TEN WROS             15,159

Henry E. Dietz Trust UA Jan 16 81                 36,476

Highland Associates Limited Partnership           69,039

Robert W. Holman Jr.                             150,134

Holman/Shidler Investment Corporation             22,079

Steven B. Hoyt                                    22,000

Internal Investment Company                        3,016

Frederick K. Ito                                   3,880

The Jack Friedman Revocable Living Trust          26,005
dated March 23, 1978

Jayeff Associates Limited Partnership,            16,249
a New Jersey limited partnership

Michael W. Jenkins                                 3,831

Jernie Holdings Corp.                            180,499

John E. de Blockey, TR of the John E.              8,187
De B Blockey Trust

Thomas J. Johnson, Jr. and Sandra L. Johnson,      2,142
tenants in the entirety

Nourhan Kailian                                    2,183

Peter Kepic                                        9,261

Lambert Investment Corporation                    13,606

Paul T. Lambert                                   39,737

Constance Lazarus                                417,961

Jerome Lazarus                                    18,653

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LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
LGR Investment Fund Ltd                                         22,556

Malcolm Properties, L.L.C.                                      25,342

Shidler Equities LP                                            254,541

Duane Lund                                                         617

Craig R. Martin                                                    754

Eileen Millar                                                    2,880

Linda Miller                                                     2,000

The Milton Dresner Revocable Trust                             149,531
dated October 22, 1976

Montrose Kennedy Associates, a New                               4,874
Jersey general partnership

Peter Murphy                                                    56,184

Anthony Muscatello                                              81,654

Joseph Musti                                                     1,508

Dean A. Nachtigall                                              10,076

New Land Associates limited                                      1,664
Partnership, a New Jersey limited
partnership

North Star Associates Limited                                   19,333
Partnership

Arden O'Connor                                                  63,845

Peter O'Connor                                                  66,181

Eduardo Paneque                                                  2,000

Partridge Road Associates Limited                                2,751
Partnership

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LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------


R.C.P. Associates, a New Jersey limited                         3,060
partnership

Jack F. Ream                                                    1,071

Glenn C. Rexroth & Linda A. Rexroth                             2,142

James C. Reynolds                                              38,697

Andre G. Richard                                                1,508

Edward C. Roberts and Rebecca S.                                8,308
Roberts, tenants in the entirety

W.F.O. Rosenmiller                                                634

Edward Jon Sarama                                                 634

Shadeland Associates
Limite****************

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LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------

********Stott                                                   130,026









Suburban Roseland Associates, a                                   3,002
Limited Partnerhip, a New Jersey
limited partnership

Thelma C. Gretzinger Trust                                          450

Michael T. Tomasz                                                23,868

Barry L. Tracey                                                   2,142

Mark S. Whiting                                                  25,206

Worlds Fair Associates, a New Jersey                              6,134
general partnership

The Worlds Fair Office Associates, a                              3,343
New Jersey general partnership

Worlds Fair Partners Limited                                      1,664
Partnership, a New Jersey limited
partnership

Worlds Fair III Associates, a New                                14,094
Jersey limited partnership

The Worlds Fair V Associates, a New                               3,340
Jersey general partnership

The Worlds Fair 25 Associates, a                                 13,677
Limited Partnership, a New Jersey
limited partnership

Van Brunt Associates, a New Jersey                               39,370
limited partnership

Punia Company, L.L.C.                                             8,642





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
                                  EXHIBIT 1D

                              PROTECTED AMOUNTS


Van Brunt Associates, a New                             $2,744,605
Jersey limited partnership












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                                                                      SCHEDULE 1



        Additional
     Limited Partners           Number of Units         Capital Contribution
     ----------------           ---------------         --------------------

Van Brunt Associates, a              39,370             $1,158,256.54
New Jersey limited partnership


Punia Company, L.L.C.                 8,642               $254,251.44







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